Statement of Additional Information (SAI) Supplement dated June 13, 2011*

To the SAI, as supplemented, for the following funds:

Funds	SAI Dated
Columbia Absolute Return Emerging Markets Macro Fund, Columbia Absolute Return Enhanced Multi-Strategy Fund, Columbia Absolute Return Multi-Strategy Fund	March 31, 2011

Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia AMT-Free Tax-Exempt Bond Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Diversified Bond Fund, Columbia Diversified Equity Income Fund, Columbia Dividend Opportunity Fund, Columbia Emerging Markets Bond Fund, Columbia Emerging Markets Opportunity Fund, Columbia Equity Value Fund, Columbia European Equity Fund, Columbia Floating Rate Fund, Columbia Frontier Fund, Columbia Global Bond Fund, Columbia Global Equity Fund, Columbia Global Extended Alpha Fund, Columbia Government Money Market Fund, Columbia High Yield Bond Fund, Columbia Income Builder Fund, Columbia Income Opportunities Fund, Columbia Inflation Protected Securities Fund, Columbia Large Core Quantitative Fund, Columbia Large Growth Quantitative Fund, Columbia Large Value Quantitative Fund, Columbia Limited Duration Credit Fund, Columbia Marsico Flexible Capital Fund, Columbia Mid Cap Growth Opportunity Fund, Columbia Mid Cap Value Opportunity Fund, Columbia Minnesota Tax-Exempt Fund, Columbia Money Market Fund, Columbia Multi-Advisor International Value Fund, Columbia Multi-Advisor Small Cap Value Fund, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund, Columbia Recovery and Infrastructure Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund, Columbia Select Large-Cap Value Fund, Columbia Select Smaller-Cap Value Fund, Columbia Seligman Communications & Information Fund, Columbia Seligman Global Technology Fund, Columbia Strategic Allocation Fund, Columbia U.S. Government Mortgage Fund, RiverSource Partners International Select Growth Fund, RiverSource Partners International Small Cap Fund, RiverSource S&P 500 Index Fund	May 27, 2011

The Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds share the same policies and procedures for investor services, as described in each Fund’s prospectuses beginning with the section entitled “Choosing a Share Class” and in the section entitled “Investing in a Fund” in each Fund’s Statement of Additional Information (SAI). Effective August 1, 2011, certain of these policies will change, as described in a supplement to each Fund’s prospectus dated June 13, 2011, and as described below in this SAI supplement.

The paragraph under the section “Investing in a Fund – SALES CHARGE – Class A – Statement or Letter of Intent (LOI)” is hereby superseded and replaced with the following:

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sales charge than would otherwise be available to you under the

LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of any class of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, which may not be aggregated. For example, if your LOI commits you to purchase Class A shares, the commitment amount does not include purchases in these classes of shares or direct purchases of shares of Columbia Money Market Fund or Columbia Government Money Market Fund, and does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other funds distributed by the distributor may be combined for purposes of meeting LOI commitments. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

S-6500-43 A (6/11)

*Valid until next update.